1

                           AGREEMENT OF STOCK EXCHANGE
                           ---------------------------

     THIS AGREEMENT OF STOCK EXCHANGE ("Agreement") is made as of this 7th day of August 2001, by and among Charles Booth Professional Haircare Inc, a New York corporation (the "Company"), Charles Booth (''Booth''), the persons listed as Stockholders on the signature page hereto (such persons, including Booth, individually, a "Seller" and collectively, the "Sellers); and Triple S Parts, Inc., a Nevada corporation ("Buyer").

     WHEREAS, the Buyer is authorized to issue 50,000,000 shares of common stock (the "Buyer Shares"), par value $.0005 per share, of which 2,806,500 shares are presently issued and outstanding; and

     WHEREAS, on the Closing Date, or within 45 days thereafter, it is expected that Buyer will have received subscriptions to purchase a total of 500,000 additional Buyer Shares (the "Subscriptions"); and

     WHEREAS, on the Closing Date, the Buyer shall issue the number of Buyer Shares as hereinafter determined in return for all the issued and outstanding shares of common stock of the Company ("Company Shares") owned by the Sellers (this share exchange shall be referred to herein as the "Stock Exchange"), with the result that: (a) Sellers will own 6,289,000 Buyer Shares, or 66% of the outstanding Buyer Shares (after giving effect to the sale of Buyer Shares pursuant to the Subscriptions), with the remaining 34% of the Buyer Shares (3,306,500) being owned by the present shareholders of Buyer, purchasers in the Subscriptions plus certain other shareholders to whom the Company is obligated; and

     WHEREAS, the Stock Exchange shall be effected as a tax-free exchange pursuant to Section 351 and/or Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, on the Closing Date there shall be no warrants, options, or any other rights, either authorized or outstanding, which are convertible or exercisable into Company Shares or Buyer Shares except as specifically defined herein.

NOW, THEREFORE, in consideration of the premises, the parties hereto do mutually agree as follows:

          ARTICLE  I

   EXCHANGE  OF  SHARES

1.1          EXCHANGE  OF  COMPANY  SHARES  FOR  BUYER  SHARES.
             -------------------------------------------------

1.1.1 On the Closing Date, Buyer shall issue such number of Buyer Shares to the Sellers so that, after giving effect to such issuance and the sale of 500,000 Buyer Shares pursuant to the Subscriptions, Sellers will collectively own 66% of the issued and outstanding stock of Buyer. Based on the representation and warranties of Buyer hereafter set forth, it is expected that 6,289,000 Buyer Shares will be issued to the Sellers. The Buyer Shares shall be issued to the Sellers in the amounts set forth on Exhibit A. All Buyer Shares, when issued, shall be fully-paid and non-assessable, and no preemptive rights of stockholders shall exist with respect to such shares or the issue or sale thereof.

1.1.2 On the Closing Date, the Sellers shall deliver to Buyer all of the outstanding Company Shares, duly endorsed for transfer or with stock powers attached.

1.2     OUTSTANDING  BUYER  SHARES.  Each  share of Buyer Common Stock
        --------------------------
which is issued and outstanding immediately prior to the Closing Date shall, by virtue of this Agreement, remain issued and outstanding thereafter.
1.3     RESTRICTIONS  ON  SHARES.  The  Buyer  Shares being acquired by the
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Sellers  are  being  acquired  for  investment  only  and not with a view to the further sale or distribution thereof. Such Buyer Shares issued hereunder constitute "restricted securities" as that term is defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act"). The Buyer Shares may not be sold, assigned or otherwise disposed of unless registered or otherwise exempt from registration under the Securities Act and such other state securities laws as may be applicable. The certificates representing such shares shall contain an appropriate investment legend. It is understood that Sellers intend to eventually register their shares under an applicable registration filing; however, any such registered shares shall agree to a leak out agreement over 2 years.

         ARTICLE  II

REPRESENTATIONS  AND  WARRANTIES  OF  SELLERS

     Each Seller, for such Seller but not on behalf of any other Seller, hereby represents and warrants to Buyer as follows:

2.1     TITLE  OF  COMPANY SHARES. At the time of delivery of the Company Shares
        -------------------------
to Buyer hereunder, Sellers will be the lawful owners of the Company Shares in the amounts set forth in Exhibit A attached hereto and will have good and marketable title thereto, and upon delivery as provided hereunder, Buyer will receive good and marketable title thereto, free and clear of all liens, pledges and encumbrances with no personal liability attaching to the ownership thereof.

2.2     AUTHORITY  TO  EXECUTE  AND  PERFORM AGREEMENTS. Each Seller, which is a
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corporation  or other type of legal entity, is, and on the Closing Date will be, a duly organized and validly existing corporation (or other entity) in good standing under the laws of its incorporation or organization. Each Seller has, and on the Closing Date will have, the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully such Seller's respective obligations hereunder, and this Agreement is the valid and binding obligation of each Seller enforceable in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and (c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws or the public policy underlying such laws.

2.3      NO CONFLICT. Neither the execution and delivery of this Agreement,
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nor  the  consummation  of the transactions contemplated by this Agreement will:
(a) conflict with, or result in a breach of, or constitute a default under (i) in the case of any entity, its organizational documents; (ii) any instrument or agreement to which any Seller is a party, or by which any Seller is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which any Seller is a party or by which any Seller may be bound; (b) violate any law, statute, rule or regulation applicable to any Seller or the transactions contemplated hereby; or (c) require the consent of any governmental or administrative agency or any party to any contract to which any Seller is a party or by which any Seller may be bound.

2.4     BROKER'S  FEES. None of the Sellers has employed any broker or finder or
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incurred  any  liability  for any broker's fees, commissions or finder's fees in connection  with  any  of  the  transactions  contemplated  by  this  Agreement.

2.5     INVESTMENT  INTENT.  Each of the Sellers are acquiring Buyer Shares
        ------------------
for  investment
only and not with a view to further distribution and do not have, and will not have on the Closing Date, any commitment for the sale of such shares.

       ARTICLE  III

   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

     The  Company  hereby  represents  and  warrants  to  Buyer  as  follows:

3.1     ORGANIZATION.  The  Company  is, and on the Closing Date will be, a
        ------------
duly organized and validly existing corporation in good standing under the laws of the State of New York.

3.2    CAPITALIZATION.  The  authorized  capital stock of the Company
       --------------
consists  of  200  Company  Shares.
  As of the date of this Agreement, 150 Company Shares are issued and outstanding and no Company Shares are held in treasury. There are no Company Shares reserved for issuance upon the exercise of outstanding stock options, warrants or similar rights. All of the outstanding Company Shares have been duly authorized and validly issued, are fully paid, non-assessable and free of preemptive rights, and are registered in the names of the Sellers, free and clear of all actual liens and encumbrances. There are no, and on the Closing Date there will be no, issued or outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Company Common Stock, or any other equity security of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock or any other equity security of the Company.

3.3     AGREEMENT:AUTHORITY. The Company has, and on the Closing Date will have,
        -------------------
the power and authority to enter into this Agreement and to consummate the transactions contemplated thereby. This Agreement and the transactions contemplated hereby have been, or on or prior to the Closing Date will be, duly approved by appropriate corporate action of the Company.

3.4     AGREEMENT:  ENFORCEABILITY.  This  Agreement  has  been duly authorized,
        --------------------------
executed and delivered by the Company and is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and (c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws of the public policy underlying such laws.

3.5     NO  CONFLICT.  Neither the execution and delivery of this Agreement, nor
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the  consummation  of  the transactions contemplated by this Agreement will: (a)
conflict with, or result in a breach of, or constitute a default under (i) the Company's charter or bylaws, (ii) any instrument or agreement to which the Company is a party, or by which it is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which the Company is a party or by which the Company may be bound; (b) violate any law, statute, rule or regulation applicable to the Company or the transactions contemplated hereby; (c) require the consent of any governmental or administrative agency or any other person not a party hereto; or (d) require the consent of any party to any contract, agreement or commitment to which the Company is a party or by which the Company may be bound, or result in a default under or an acceleration of any obligation under any such contract, agreement or commitment.

3.6     SUBSIDIARIES.  The  Company has, and on the Closing Date will have,
        ------------
no  subsidiaries.

3.7     DOING  BUSINESS.  The Company is, and on the Closing Dates will be,
        ---------------
duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on their respective businesses in the places and in the manner as presently conducted or as contemplated in this Agreement, except where the failure to be so authorized, qualified or licensed would not have a materially adverse effect upon the business of the Company.

3.8     FINANCIAL  STATEMENTS.  The  financial  statements  of the Company,
        ---------------------
consisting of Balance Sheets as of December 31, 2000, (un-audited) and related Statement of Operations, Statement of Cash Flows, and Statement of Changes in
Shareholders' Equity for the years ended December 31, 2000, (un-audited) together with the accompanying notes, have been prepared by independent public accountants. All such financial statements (collectively, the "Company Financial Statements") were prepared in conformity with generally accepted accounting principles, have been delivered to Buyer, and fairly present the financial position and results of operations of the Company as of the dates and for the periods shown.

3.9      NO  ADVERSE  CHANGE.  Except  as  set forth in Schedule 3.9, since
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December  31,  2000,  the  business of the Company has only been operated in the normal course. There has not been, and on the Closing Date there will not have been, any material adverse change in the financial condition of the Company from that set forth in the Company Financial Statements dated December 31, 2000.

3.10     LIABILITIES.  Except  as  set forth on Schedule 3.10 hereof, there are,
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and  on  the Closing Date will be, no liabilities (including, but not limited to tax liabilities) or claims against the Company (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or un-matured) not appearing on the Company Financial Statements, other than liabilities incurred in the ordinary course of business or taxes accrued or incurred with regard to earnings since December 31, 2000 or liabilities for expenses incurred in connection with this Agreement.

3.11     TAXES.  Except  as set forth on Schedule 3.11 hereof, all federal,
         -----
state, county and local income, excise, property and other tax returns required to be filed by the Company have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Company Financial Statements. No income tax returns of the Company have ever been audited by any authority empowered to do so. There are no agreements or waivers in effect that provide for an extension of time for the filing of any tax returns by the Company or the assessment of any tax against the Company.

3.12     TITLE;  PROPERTY;  REAL  PROPERTY.  The  Company  has,  and on the
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Closing  Date  will  have,  all  legal  and  beneficial  ownership of all of its material real property, furniture, fixtures and equipment excluding any leased real property, furniture, fixtures and equipment. Such assets (excluding leased assets) are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as stated in the Company Financial Statements. Company does not own any real property. All real property under lease to or otherwise used by Company is in good condition, ordinary wear and tear excepted, and is sufficient for the current operations of Company. No such real property, nor the occupancy, maintenance or use thereof, is in violation of, or breach or default under, any contract or law, and no notice or threat from any lessor, governmental body or other Person has been received by Company or served upon any such real property claiming any violation of, or breach, default or liability under, any contract or law, or requiring or calling attention to the need for any work, repairs, construction, alteration, installations or environmental remediation. Company has not placed or caused to be placed, and to the best knowledge and belief of Company there were not and/or are not, any Hazardous Substances in, on, under or migrating from any of the real property of Company. "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any United States federal government authority, or any state or local government authority having jurisdiction over the Real Property of Charles Booth, Inc., to be capable of posing a risk of injury or damage to health, safety, property or the environment, including, but not limited to, (a) all substances, wastes, contaminants, pollutants and materials defined, designated or regulated as hazardous, dangerous or toxic pursuant to any Law of any state in which any of the leased or owned Real Property of Buyer or Company, as applicable, is located or any United States Law, and (b) asbestos, polychlorinated biphenyls ("PCB's"), petroleum, petroleum products and urea formaldehyde.

3.13     TITLE;  INVENTOR.  The  Company  has, and on the Closing Date will
         ----------------
have, all legal and beneficial ownership of its inventory as set forth in the Company Financial Statements, except for (a) inventory sold or leased in the ordinary course of business since the date of the Company Financial Statements and (b) inventory provided to the Company by certain suppliers under arrangements pursuant to which title does not pass until the amounts owed to such suppliers are paid in full. All of the Company's inventory is saleable in the ordinary course of business.

3.14     ACCOUNTS  RECEIVABLE.  The accounts receivable as set forth in the
         --------------------
Company Financial Statements, except to the extent already collected, represent amounts due for goods sold or services rendered by the Company in the ordinary course of business. Except to the extent of any reserve allowed therefor in the Company Financial Statements, such accounts receivable, to the knowledge of the Company, are fully collectible in the ordinary course of business.

3.15     CONTRACTS  AND COMMITMENTS. The Company is not, and on the Closing Date
         --------------------------
will not be, and to the knowledge of the Company, each such other party to each of such agreements, contracts or commitments is not, in default under any material agreement, contract or commitment to which the Company is a party, the result of which breach would have a materially adverse effect on the Company. True and complete copies of all employment agreements or arrangements with employees of the Company have been made available to Buyer.

3.16     LITIGATION.Except as disclosed in Schedule 3.16 hereof, there are,
         -----------
and on the Closing Date there will be, no material claims, actions, suits or proceedings pending, or to the best knowledge of the Company, threatened against the Company.

3.17     COMPENSATION  AND  LOANS.  Except  as  disclosed in Schedule 3.17,
         ------------------------
since  December  31, 2000 there have been, and on the Closing Date there will be
(i) no bonuses or unusual compensation to any of the officers or directors of the Company which are inconsistent with past practices, (ii) no loans made to any of the officers or directors of the Company, (iii) except as may be consistent with past practices, no dividends or other distributions declared or paid by the Company, and (iv) no repurchase by the Company of any of its shares of capital stock.

3.18     ADDITIONAL  ISSUANCES  OF  EQUITY. Except as set forth in Schedule
         ---------------------------------
3.18, since December 31, 2000 or as otherwise disclosed herein, the Company has not issued or committed itself to issue, and to the Closing Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants or other securities or instruments convertible into or exchangeable for common shares, except as disclosed in or contemplated by this Agreement.

3.19     BROKER'S  FEES.  Except as set forth on Schedule 3.19, neither the
         --------------
Company, nor any of its officers or directors, has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

3.20     INSURANCE.  The  Company  has,  and on the Closing Date will have,
         ---------
coverage (which to its knowledge is adequate) against accident, damage, injury, third party loss (including product liability), loss of profits and other risks normally insured by persons carrying on the same business as that carried on by it.

3.21     PATENTS,  ETC.  Except  as  set  forth  in  Schedule 3.21: (a) the
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Company  has  the  right  to  use  all patents, patent applications, trademarks, trademark registrations, or applications therefor, tradenames, copyrights, copyright registrations or applications therefor, specialized knowledge and trade secrets hereto (collectively "Company Intellectual Property") which it is currently using in the manner in which it is currently being used; (b) to the Company's knowledge, neither the Company Intellectual Property nor the current uses thereof by the Company is violating or infringing upon any intellectual property right of any person and no claim to such effect has been made to the Company; and (c) to the Company's knowledge, no other person is violating or infringing upon any of the Company Intellectual Property.

3.22     BUSINESS  CONDUCT.  The  Company has, and on the Closing Date will
         -----------------
have, operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations of the United States, the State of New York and all jurisdictions in which it now carries on business, except where the failure to so comply would not have a materially adverse effect on the Company.

3.23     AFFILIATED  TRANSACTIONS. There are, and on the Closing Date there
         ------------------------
will be, no loans, leases or other contracts or arrangements outstanding between
(i) the Company, on the one hand, and (ii) any stockholder, officer, director or key employee of the Company, or any person related to any of them, on the other hand, except as set forth in Schedule 3.15 or Schedule 3.23 hereto or as contemplated by the Agreement.

3.24     SANCTIONS.  During  the  past  five-year  period,  no  officer  or
         ---------
director of the Company, and no person whom Sellers shall appoint as a director of Buyer pursuant to Section 5.1 hereof, has been the subject of:

3.24.1 a petition for bankruptcy or other relief under United States insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a partner at or within two years before the time of such filing or appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment;

3.24.2 a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.24.3 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with activity;

(ii)  Engaging  in  any  type  of  business  practice;  or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws.

3.24.4 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

3.24.5 a finding by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

3.24.6 a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

3.25     EMPLOYEE  BENEFIT PLANS. Except as set forth in Schedule 3.25, the
         -----------------------
Company  has  no  pension plan, profit sharing or similar employee benefit plan.

3.26     QUESTIONABLE  PAYMENTS.  Neither  the  Company, nor any current or
         ----------------------
former shareholder, partner, director or officer of it has (a) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on such corporation's books and records; (e) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature using corporate funds or otherwise on behalf of the Company; (f) violated any provision of the Foreign Corrupt Practices Act of 1977, if applicable; or
(g) made any material favor or gift that is not deductible for United States income tax purposes using corporate funds or otherwise on behalf of the Company.

3.27 NON DILUTION. No action shall be taken by the Company or its shareholders upon their assumption of control of the Buyer which shall materially dilute the existing shareholders of Buyer, except for bona-fide employee stock option plans, for a period of eighteen months from the date the shares are eligible for trading on the OTC Bulletin Board including specifically the issuance of shares under any form of S-8 Registration without the prior written consent of current company management through Daniel Motsinger and Jerry Conka.

3.28 PUBLIC RELATIONS, INVESTOR RELATIONS. Buyer covenants and agrees to retain Pathfinder Group as it investor relations and public relations firm for a period of not less than 2 years, or, if the Company is dissatisfied with Pathfinder Group after its initial contract term of one year, it shall retain other suitable investor relations and public relations firm(s) to insure public information is disseminated about the company.

          ARTICLE  IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to the Sellers and the Company as follows:

4.1     ORGANIZATION.  Buyer  is,  and  on the Closing Date will be, a duly
        ------------
organized and validly existing corporation in good standing under the laws of the State of Nevada.

4.2     CAPITALIZATION.  The  authorized capital stock of Buyer consists of
        --------------
50,000,000 Buyer Shares. As of the date of this Agreement, there are 2,806,500 Buyer Shares issued and outstanding, and no Buyer Shares are held in Buyer's treasury. On the Closing Date (after giving effect to the Stock Exchange and the Subscriptions) there will be 9,595,500 Buyer Shares issued and outstanding and no Buyer Shares will be held in Buyer's treasury. There are no Buyer Shares reserved for issuance upon the exercise of outstanding stock options, warrants or similar rights. All issued and outstanding Buyer Shares have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. There are no, and on the Closing Date there will be no, issued or outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Buyer common stock or any other equity security of Buyer or any securities representing the right to purchase or otherwise receive any shares of Buyer common stock or any other equity security of Buyer. All outstanding Buyer Shares have been issued in compliance with applicable Federal and state Securities Laws. No shareholders of the Company have a right to receive dividends and no unpaid dividends are due and owing with regard to the Buyer's capital stock.

4.3     AGREEMENT; AUTHORITY. Buyer has, and on the Closing Date will have,
        --------------------
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or on or prior to the Closing Date, will be duly approved by appropriate corporate action of Buyer.

4.4    AGREEMENT:  ENFORCEABILITY. This Agreement has been duly authorized,
       --------------------------
executed and delivered by Buyer and is a legally valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and
(c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws of the public policy underlying such laws.

4.5     DOING  BUSINESS.  Buyer  is,  and  on the Closing Date will be duly
        ----------------
authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement, except where the failure to be so authorized, qualified or licensed would not have a materially adverse effect upon the business of Buyer. The business of Buyer does not require it to be registered as an Investment Company or Investment Advisor as such terms are defined under the Investment Company Act and the Investment Advisor Act of 1940, respectively.

4.6     NO  CONFLICT.  Neither the execution and delivery of this Agreement, nor
        ------------
the consummation of the transactions contemplated by this Agreement will: (a) conflict with, or result in a breach of, or constitute a default under (i) Buyer's charter or bylaws, (ii) any instrument or agreement to which Buyer is a party, or by which it is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which Buyer is a party or by which Buyer may be bound; (b) violate any law, statute, rule or regulation applicable to Buyer or the transactions contemplated hereby; (c) require the consent of any governmental or administrative agency or any other person not a party hereto; or
(d) require the consent of any party to any contract, agreement or commitment to which Buyer is a party or by which Buyer may be bound, or result in a default under or an acceleration of any obligation under any such contract, agreement or commitment.

4.7     SUBSIDIARIES.  Buyer  has,  and  on  the Closing Date will have, no
        ------------
subsidiaries.

4.8     FINANCIAL  STATEMENTS.  The  audited  financial  statements  of  Buyer,
        ---------------------
consisting  of  its
Balance Sheet as of December 31, 2000 and 1999, and its Statement of Income, Statement of Stockholders' Equity and Statement of Cash Flows for the years ended December 31, 2000 and 1999, together with accompanying notes, have been audited by independent public accountants whose report thereon is without qualification. The unaudited financial statements of Buyer, consisting of its Balance Sheet as of June 30, 2001 its Statement of Income, Statement of Stockholders' Equity and Statement of Cash Flows for the three months ended June 30, 2001, together with accompanying notes, have been prepared by the officers of Buyer, and have been adjusted for all normal and recurring accruals necessary for a fair presentation thereof. All such financial statements (collectively, the "Buyer Financial Statements") have been prepared in accordance with generally accepted accounting principles, have been delivered to the Company, and fairly present the financial condition and results of operations of Buyer as of the dates and for the periods shown.

     4.9     NO  ADVERSE  CHANGE. Since December 31, 2000, the business of Buyer
             -------------------
has only been operated in the normal course. There has not been, and on the Closing Date there will not have been, any material adverse change in the financial condition of Buyer from that set forth in the Buyer Financial Statements dated December 31, 2000.

4.10    LIABILITIES.  There  are,  and  on  the  Closing  Date  will be, no
        -----------
liabilities (including, but not limited to tax liabilities) or claims against Buyer (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Buyer Financial Statements, other than liabilities incurred or made in the ordinary course of business, taxes incurred with regard to earnings since December 31, 2000, or liabilities for expenses incurred in connection with this Agreement.

4.11    TAXES.  All  federal,  state,  county  and  local  income,  excise,
        -----
property and other tax returns required to be filed by Buyer have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Buyer Financial Statements. No income tax returns of Buyer have ever been audited by any authority empowered to do so. There are no agreements or waivers in effect that provide for an extension of time for the filing of any tax returns by Buyer or the assessment of any tax against Buyer.

4.12    TITLE;  PROPERTY;  REAL  PROPERTY.  Except as set forth on Schedule
        ---------------------------------
4.12 hereof, the Buyer has, and on the Closing Date will have, all legal and beneficial ownership of all of its real property, furniture, fixtures and equipment excluding any leased real property, furniture, fixtures and equipment. Such assets (excluding leased assets) are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as stated in the Buyer Financial Statements. Buyer does not own any real property. Schedule 4.12 is a detailed list of all real property leased by Buyer, showing location, rental cost and landlord. All real property under lease to or otherwise used by Buyer is in good condition, ordinary wear and tear excepted, and is sufficient for the current operations of Buyer. No such real property, nor the occupancy, maintenance or use thereof, is in violation of, or breach or default under, any contract or law, and no notice or threat from any lessor, governmental body or other Person has been received by Buyer or served upon any such real property claiming any violation of, or breach, default or liability under, any contract or law, or requiring or calling attention to the need for any work, repairs, construction, alteration, installations or environmental remediation. Buyer has not placed or caused to be placed, and to the best knowledge and belief of Buyer there were not and/or are not, any Hazardous Substances in, on, under or migrating from any of the real property of Buyer.

4.13    CONTRACTS AND COMMITMENTS.  Buyer has, and on the Closing Date will
        -------------------------
have, no agreements, contracts and commitments to which it is, or on the Closing Date will be a party, except as described in Schedule 4.13. A true and correct copy of each such agreement, contract or commitment has been delivered to the Company. Buyer is not, and on the Closing Date will not be, and to the knowledge of Buyer, each such other party to each of such agreements, contracts or commitments is not, in default under any such agreement, contract or commitment, the result of which breach would have a materially adverse effect on Buyer. Buyer has delivered to Company a true and correct copy of the Joint Rescission of Stock Purchase and Acquisition Agreement between Buyer and Telnet World Communications, Inc. (''Telnet") dated August 10, 2000 pursuant to which Buyer and Telnet rescinded the transactions contemplated by the Stock Purchase Agreement and Plan of Reorganization dated April 19, 2000 between Buyer and Telnet (the "Telnet Agreement") and have restored Buyer and Telnet to the status quo as of immediately prior to entering into the Telnet Agreement. Buyer has no claim, liability or obligation based upon or resulting from the Telnet Agreement.

4.14     LITIGATION.There  are, and on the Closing Date will be, no claims,
         -----------
actions, suits or proceedings, pending, or to the best knowledge of Buyer, threatened against Buyer.

4.15    COMPENSATION AND LOANS. Except as disclosed in Schedule 4.15, since
        ----------------------
December 31, 2000, there have been, and on the Closing Date will be, (i) no salaried or otherwise compensated employees, officers or directors of Buyer,
(ii) no loans made to any officer or director of Buyer, (iii) no dividends or other distributions declared or paid by Buyer, and (iv) no repurchase by Buyer of any shares of capital stock.

4.16    ADDITIONAL  ISSUANCES  OF  EQUITY.  Except as set forth on Schedule
        ----------------------------------
4.16 hereof, since December 31, 2000, Buyer has not issued or committed itself to issue, and to the Closing Date will not issue or commit itself to issue any additional common shares or any options, rights, warrants or other securities or instruments convertible into or exercisable for common shares, except as contemplated by this Agreement.

4.17    INVESTMENT INTENT. Buyer is acquiring Company Shares for investment
        -----------------
only and not with a view to further distribution and does not have, and will not have on the Closing Date, any commitment for the disposition of such shares.

4.18    PATENTS,  ETC.  Buyer  has  no  patents, patent applications, trademark,
        -------------
trademark registrations, tradenames, copyrights, copyright registrations or applications therefor. Buyer has not infringed and is not infringing upon any intellectual property right of any person.

4.19    BUSINESS  CONDUCT.  The  Company  has, and on the Closing Date will
        -----------------
have, operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations of the United States, the State of Nevada and all jurisdictions in which it now carries on its business, except where the failure to so comply would not have a materially adverse effect on Buyer.

4.20    AFFILIATED  TRANSACTIONS.  There are, and on the Closing Date there
        ------------------------
will be no loans, leases or other contracts outstanding between Buyer and any officer or director of Buyer or any person related to any officer or director of Buyer.

4.21     SANCTIONS.  During  the past five year period, except as set forth
         ---------
on Schedule 4.21, to the best of the knowledge, information and belief of current officers and directors, no officer or director of Buyer has been the subject of:

4.21.1 a petition under the federal bankruptcy laws or any other insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing or appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment;

4.21.2 a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

4.21.3 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with activity;

(ii)  Engaging  in  any  type  of  business  practice;  and

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws.

4.21.4 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

4.21.5 a finding by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

4.21.6 a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

4.22    BUYER REPRESENTATION. Buyer has not taken and will not take, and to
        --------------------
its knowledge, no officer, director or shareholder has taken, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to, cause or result in any violations of the federal securities laws with regard to Buyer or its securities.

4.23    EMPLOYEE  BENEFIT  PLANS. Buyer has no pension plan, profit sharing
        ------------------------
or  similar  employee  benefit  plan.

4.24    BROKER'S FEES. Neither Buyer, nor any of its officers or directors,
        -------------
has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

4.25    QUESTIONABLE  PAYMENTS.  Neither  Buyer,  nor any current or former
        ----------------------
shareholder, partner, director or officer of Buyer, has (a) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees; (c) violated any provision of the Foreign Corrupt Practices Act of 1977; (d) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (e) made any false or fictitious entries on such corporation's books and records; (f) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature using corporate funds or otherwise on behalf of Buyer; or (g) made any material favor or gift that is not deductible for federal income tax purposes using corporate funds or otherwise on behalf of Buyer.

4.26    EXCHANGE  ACT  REPRESENTATIONSAt  Closing, the Buyer Shares will be
        ------------------------------
registered under the Securities Exchange Act of 1934, as amended ("Exchange Act"). Buyer has previously delivered to the Company true and complete copies, including exhibits and, as applicable, amendments thereto, of its (i) Registration Statement on Form 10-SB filed under the Exchange Act; (ii) Quarterly Reports on Form 10Q-SB for the quarter ended March 31, 2000 and June 30, 2000, and (iii) copies of all material correspondence with the Securities and Exchange Commission, the NASD, the OTC and state blue sky commissions. All such documents referred to herein, and the documents referred to in Section 5.2 (collectively, the "SEC Documents"), at the time filed with the Securities and Exchange Commission ("SEC") complied, or will comply in the case of the SEC Documents referred to in Section 5.2, with the Exchange Act and all applicable rules and regulations of the SEC and were timely filed (except that the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000 were not timely filed), or will be timely filed in the case of the SEC Documents referred to in Section 5.2. No SEC Document, as of the date of filing or the effective date, as the case may be, or as of any subsequent date when Buyer was required to amend, supplement or update any such document (regardless of whether it did so), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Buyer represents and warrants that all 10-Q's 10-k's and other applicable SEC filings will be filed and up to date at Closing. Buyer represents and warrants that the Seller is a fully reporting company, as that term is commonly used and will be at the time of Closing.

                                    ARTICLE V

                            COVENANTS OF THE PARTIES

5.1         BUYER  SPECIAL BOARD MEETING. On the Closing Date, Buyer shall cause
            ----------------------------
a  special  meeting  of  the
Board of Directors of Buyer to be held, at which meeting: (i) the size of the Board of Directors of Buyer shall be set at three (3) or more members, (ii) three (3) designees of the Company including Charles Booth, Ted Kramer and a party to be named later, shall be appointed as new directors of Buyer, (iii) resignations from all of the present officers, directors and employees of Buyer which shall have been tendered prior to the Closing Date shall be accepted, and
(iv) the name of Buyer shall be charged to "Charles Booth Inc." (the "Name Change"), subject to shareholder approval. In addition, Mr. Booth shall be appointed as Chairman of the Board and Chief Executive Officer of Buyer. Buyer shall solicit approval of the Name Change by consent of a majority of the shareholders of Buyer without a meeting ("Shareholder Consent"). Buyer shall prepare the information required by Rule 14f-1 and Regulation 14C promulgated under the Exchange Act (the "Rule 14f-1 Statement"), subject to review and approval by the Company, and at least ten days prior to the Closing Date shall file the Rule 14f-1 Statement with the SEC and transmit the Rule 14f-1 Statement to all stockholders of record.

5.2     SEC DOCUMENTS. Buyer covenants and agrees that prior to the Closing
        -------------
Date, it shall file the Rule 14f-1 Statement, all reports and filings required to be filed by Buyer under Sections 13, 14 and 15(d) of the Exchange Act, together with all other reports and filings necessary to have available "current public information" as defined in Rule 144 under the rules and regulations promulgated under the Securities Act. Buyer knows of no reports or filings required to be filed by officers, directors, shareholders or their affiliates under the Exchange Act which have not been filed.

5.3     NEGATIVE COVENANTS OF BUYER. Buyer agrees that from the date hereof
        ---------------------------
to the Closing Date, without the prior written consent of Sellers, Buyer shall not: (i) amend, modify, change or terminate any provision of its certificate of incorporation or bylaws, (ii) create or assume any claim, lien or encumbrances upon any of its business or assets, (iii) incur any debt, obligation or liability, (iv) make any loan or advance, (v) assume, guarantee or otherwise become liable for any debt, obligation or liability of any Person, (vi) commit for any capital expenditure, (vii) purchase, lease, sell, abandon or otherwise acquire or dispose of any business or assets, (viii) waive any right or cancel any debt or claim, (ix) assume or enter into any contract or agreement other than this Agreement (and any other agreement contemplated herein), (x) increase, or authorize an increase in, the compensation or benefits paid or provided to any of their directors, officers, employees, salesmen, agents or representatives, (xi) permit or cause a breach or default under any of its contracts, insurance policies, licenses or permits, (xii) adopt or enter into any new employee benefit plan or modify any existing employee benefit plan,
(xiii) participate in any merger, consolidation or reorganization, (xiv) begin to engage in any new type of business, (xv) acquire the business or any bulk assets of any other Person, (xvi) completely or partially liquidate or dissolve,
(xvii) terminate any part of their business, (xviii) issue or sell any Buyer Shares, redeem, retire or purchase any Buyer Shares, or create, grant or issue any options, warrants or other contracts or Contract Rights with respect to, any Buyer Shares, or any other capital stock or other securities of Buyer, or create, grant or issue any stock options, stock appreciation rights, phantom shares or other similar rights or (xviii) do anything else outside the ordinary course of their business consistent with its past practices, whether or not specifically described in any of the foregoing clauses.

5.4     ACCESS  TO  RECORDS;  CONFIDENTIALITY.
        -------------------------------------

5.4.1 During the period from the date of this Agreement to the Closing Date, Buyer and the Company shall each permit the other party and its respective representatives, agents and designees reasonable access to its properties and those of its subsidiaries, and shall disclose and make available to them all books, papers and records relating to the assets, stock, ownership, properties, operations, obligations and liabilities of it and its subsidiaries, including, but not limited to, all books of accounts (including the general ledger), tax records, minute books of directors' and stockholders' meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Buyer or the Company, as the case may be, may have an interest.
5.4.2 All information furnished by Buyer to the Company and by the Company to Buyer pursuant hereto shall be treated as the sole property of the party furnishing the information and, if the Stock Exchange shall not occur, the party receiving the information shall return to the party furnishing the information, all documents (in whatever form, including electronic) or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall not apply to (i) any information which: (w) the party receiving the information can establish was already in its possession prior to the disclosure thereof by the party furnishing the information; (x) was then generally known to the public; (y) became known to the public through no fault of the party receiving the information; or (z) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality or (ii) disclosures in accordance with an order of a court of competent jurisdictions.

5.5     NO  SOLICITATION.  So  long  as  this Agreement remains in effect, Buyer
        ----------------
shall not and Buyer shall not authorize or permit any of its directors, officers, employees or agents, to directly or indirectly (i) respond to, solicit, initiate or encourage any inquiries relating to, or the making of any proposal which relates to, an Acquisition Transaction (as defined below), (ii) recommend or endorse an Acquisition Transaction, (iii) participate in any discussions or negotiations regarding an Acquisition Transaction, (iv) provide any third party (other than the Company or an affiliate of the Company) with any non-public information in connection with any inquiry or proposal relating to an Acquisition Transaction or (v) enter into an agreement with any other party with respect to an Acquisition Transaction. Buyer will immediately cease and cause to be terminated any existing activities, discussions or negotiations previously conducted with any parties other than the Company with respect to any of the foregoing, and will take all actions necessary or advisable to inform the appropriate individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.5. Buyer will notify the Company orally (within one day) and in writing (as promptly as practicable) if any inquiries or proposals relating to an Acquisition Transaction are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with Buyer. As used in this Agreement, "Acquisition Transaction" shall mean one of the following transactions with a party other than the Company of an affiliate of the Company (i) a merger, consolidation, share exchange, or any similar transaction, involving Buyer, (ii) a purchase, lease or other acquisition of all or a substantial portion of the assets or liabilities of Buyer or, (iii) a purchase or other acquisition (including by way of share exchange, tender offer, exchange offer or otherwise) of a substantial interest in any class or series of equity securities of Buyer.

5.6     FURTHER  ASSURANCES. In case at any time after the Closing Date any
        -------------------
further action is necessary or desirable to carry out the purposes of this Agreement, each party to this Agreement shall take all such necessary action, including but not limited to responding to SEC comments on any filings made with the SEC and working to have such filings cleared by the SEC.

                               ARTICLE  VI

CLOSING  CONDITIONS

6.1 CONDITIONS TO THE OBLIGATIONS OF BUYER UNDER THE AGREEMENT. The obligations of Buyer to perform this Agreement shall be further subject to the satisfaction, at or prior to the Closing Date, of the following conditions, any one or more of which may be waived by Buyer:

6.1.1 Each of the obligations of the Sellers and the Company required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and the representations and warranties of Sellers and the Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except with respect to changes permitted hereby and for any such representations and warranties made as of a specific date which shall be true and correct as of such date. Buyer shall have received a certificate to the foregoing effect signed by an executive officer of the Company.

6.1.2 There shall have been no material adverse change in the financial condition of the Company, since the date of this Agreement, whether or not in the ordinary course of business.

6.1.3 All action required to be taken by, or on the part of, the Company to authorize the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby shall have been duly and validly taken by the Company and Buyer shall have received certified copies of the resolutions evidencing such authorization.

6.1.4 Any and all permits, consents, waivers, clearances, approvals and authorizations of all third parties which are necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained.

6.1.5 The Company shall not have suffered a loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially adversely affect their aggregate financial condition, regardless of whether or not such loss shall have been insured.

6.1.6 Except as disclosed in Schedule 6.1.6 hereto, no material transactions shall have been entered into by the Company other than transactions in the ordinary course of business since June 30, 2001 or other than as referred to in this Agreement, except with the written consent of Buyer.

6.1.7 That none of the properties or assets of the Company shall have been sold or otherwise disposed of other than in the ordinary course of business since June 30, 2001, where such has had a materially adverse affect on the Company, except with the written consent of Buyer.

6.1.8 That Buyer shall have received an opinion from counsel to the Company in form reasonably satisfactory to Buyer's counsel, that:

(a) The Company has been duly incorporated and is a validly existing corporation under the laws of the State of New York with a capitalization as represented in this Agreement.

(b) All of the outstanding Company Shares have been duly authorized by appropriate corporate action of the Company, as applicable, and are validly issued and represent fully paid and non-assessable shares of the Company, free of preemptive rights.

(c) This Agreement and the transactions contemplated hereby have been duly authorized by necessary corporate action of the Company.

(d) Upon delivery of the certificates and duly executed stock transfer forms representing the Company Shares pursuant to the terms of this Agreement, Buyer will acquire legal and beneficial ownership of such securities free and clear of all liens, pledges and encumbrances; and, upon the completion of the transactions contemplated by this Agreement, Buyer shall be the owner of all of the Outstanding Company Shares and, to the knowledge of counsel, there shall be no outstanding options or warrants to purchase any shares of the Company nor any outstanding securities of any nature convertible into such shares.

6.1.9 The Parties designated on Schedule 4.16 shall have received duly executed warrants totaling 2 million shares of common capital stock priced at $1.00 per share which warrants shall be non-cancelable for a period of three (3) years from the date of issuance.

6.2      CONDITIONS TO THE OBLIGATIONS OF SELLERS AND THE COMPANY UNDER THE
         ------------------------------------------------------------------
AGREEMENT.  The obligations of Sellers and the Company to perform this Agreement
---------
shall be further subject to the satisfaction, at or prior to the Closing Date, of following conditions any one or more of which may be waived by Sellers and the Company:

6.2.1. Each of the obligations of Buyer required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except with respect to changes permitted hereby and for any such representations and warranties made as of a specific date which will be true and correct as of such date. The Sellers and the Company shall have received a certificate to the foregoing effect signed by an executive officer of Buyer.

6.2.2 There shall have been no material adverse change in the financial condition of Buyer since the date of this Agreement, whether or not in the ordinary course of business.

6.2.3 All action required to be taken by, or on the part of, Buyer to authorize the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and stockholders of Buyer and Sellers and the Company shall have received certified copies of the resolutions evidencing such authorization.

6.2.4 Any and all permits, consents, waivers, clearances, approvals and authorizations of all third parties which are necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained.

6.2.5 The Sellers and the Company shall have received an opinion of counsel or independent auditors to the effect that the Stock Exchange qualifies as a tax-free exchange pursuant to Section 351 and or Section 368(a)(1)(B) of the Code.

6.2.6 Buyer shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially adversely affect its financial condition, regardless of whether or not such loss shall have been insured.

6.2.7 No material transactions shall have been entered into by Buyer other than transactions in the ordinary course of business between December 31, 1999 and the Closing Date, other than as contemplated by this Agreement, except with the written consent of the Company.

6.2.8 That none of the properties or assets of Buyer shall have been sold or otherwise disposed of other than in the ordinary course of business since December 31, 1999, except with the written consent of the Company.

6.2.9 That the Sellers shall be satisfied, in their sole discretion, as to the financial statements and financial condition of the Buyer.

6.2.10 That Sellers and the Company shall have received an opinion from counsel to Buyer in form satisfactory to the Company's counsel, that:

(a) Buyer has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Nevada with a capitalization as represented in this Agreement.

(b) All of the outstanding Buyer Shares have been duly authorized by appropriate corporate action of Buyer, are validly issued and represent fully paid and nonassessable capital shares of Buyer and the outstanding Buyer Shares have been registered under the Securities Exchange Act of 1934 and have been issued in compliance with applicable Federal and state securities laws.

(c) This Agreement and the transactions contemplated hereby have been duly authorized by appropriate action of Buyer and, under applicable law and Buyer stockholder approval is not required under applicable law.

(d) The issuance of the Buyer Shares to Sellers on the Closing Date pursuant to this Agreement have been duly authorized by appropriate corporate action of Buyer, and when issued, shall be fully paid and non-assessable common shares of Buyer free of preemptive rights.

(e) To such counsel's knowledge, after due inquiry, Buyer has not been or is not required to be registered as an investment company or an investment adviser under the Investment Company Act of 1940 or the Investment Advisers Act of 1940, respectively.

6.2.11 Buyer shall have received Subscriptions, or a commitment for subscriptions, in form and substance acceptable to the Company, from accredited investors (as defined in Regulation D promulgated under the Securities Act) (the "Investors") to purchase 500,000 Buyer Shares for an aggregate purchase price of $250,000. The costs of the PPM anticipated to be approximately $25,000 together with payment of shareholders loans and other Company expenses in the amount of $75,000 shall be deducted from the PPM with the balance retained in the Company treasury after the closing.

6.2.12 The Buyer's three largest stockholders prior to the Stock Exchange, the Consultant and the Investors must have entered into lock-up agreements satisfactory to the Company pursuant to which they will agree not to sell or transfer more than 1/24 of their Buyer's Shares for a period of 24 months after closing of the transactions, subject to modification if market conditions warrant in the reasonable discretion of Buyer. These restrictions shall be in addition to any restrictions under federal or state securities laws.

6.2.13 Buyer shall not have any obligations or liabilities as of the Closing Date in excess of $2,500 in the aggregate.

6.2.14 Buyer shall have entered into Employment Agreements ("Employment Agreements") with Charles Booth in form acceptable to Buyer and Seller.

6.2.15 At Closing, Buyer shall deliver to Company and Seller a list showing Buyer's shareholders of record as of the date prior to the Closing Date certified by Buyer's transfer agent.

6.2.16 Buyer and Sellers shall be in full compliance with the representations and warranties contained in Sections 3.26 and 4.26, respectively herein.

          ARTICLE  VII

                      CLOSING AND POST-CLOSING OBLIGATIONS

7.1     TIME  AND  PLACE.  Subject  to  the  provisions of Articles 6 and 8
        ----------------
hereof, the Closing of the transactions contemplated hereby shall take place at the offices of Charles Booth, Inc. in New York City at 9:00 A.M., local time, on the second (2nd) business day after the date on which all of the conditions contained in Article 6, to the extent not waived, are satisfied; or at such other place, at such other time, or on such other date as the Company and Buyer may mutually agree upon for the Closing to take place.

7.2     DELIVERIES  AT THE CLOSING. Subject to the provisions of Articles 6
        --------------------------
and 8 hereof, at the Closing there shall be delivered to Sellers, the Company and Buyer the opinions, certificates, and other documents and instruments required to be delivered under Article 6 hereof. All such opinions, certificates, and other documents and instruments (collectively, the "Escrowed Delivery Documents") required to be delivered under Article 6 shall be delivered to and held by Escrow Agent (as defined in Section 7.3) in escrow.

7.3     OTC  BULLETIN  BOARD.  The  parties  shall  use  their commercially
        --------------------
reasonable efforts to have all the Buyer's shares listed for trading on the OTC Bulletin Board.

7.4     BUYER  STOCK  CERTIFICATES.  After Closing, Buyer shall send a letter of
        --------------------------
transmittal to its shareholders requesting that they transmit their stock certificates to the Buyer in exchange for a stock certificate bearing a new CUSIP number which Buyer shall obtain and bearing the legends required by the agreements referenced in Section 6.2.12.

     ARTICLE  VIII

                        TERMINATION, AMENDMENT AND WAIVER

8.1     Termination.  This Agreement may be terminated at any time prior to
        -----------
the  Closing  Date:

8.1.1 by mutual written consent of Sellers, the Company and Buyer, properly authorized;

8.1.2 by Sellers or the Company or Buyer, (i) if the Closing Date shall not have occurred on or prior to October 31, 2001, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements and conditions set forth herein to be performed or observed by such party at or before the Closing Date; or (ii) if it has become reasonably certain that any condition specified in Article 6 of this Agreement will not be satisfied and such condition has not been waived by the party having the power to waive such condition;

8.1.3 by Sellers or the Company, if there shall have been any material breach of any obligation of Buyer hereunder and such breach shall have not been remedied within 10 days after receipt by Buyer of notice in writing from Sellers or the Company specifying the nature of such breach and requesting that it be remedied; and

8.1.4 by Buyer, if there shall have been any material breach of any obligation of Sellers or the Company hereunder and such default shall not have been remedied within 10 days after receipt by the defaulting Seller(s) or the Company, as the case may be, of notice in writing from Buyer specifying the nature of such breach and requesting that it be remedied.

8.2     EFFECT  OF  TERMINATION.  In  the  event  of  termination  of  this
        -----------------------
Agreement  by  either  Buyer,  Sellers  or  the  Company as provided above or in
Section  8.4,  this  Agreement  shall  forthwith become void (other than Section
5.4.2 and 9.1 hereof which shall remain in full force and effect), there shall be no further liability on the part of Sellers, the Company or Buyer, except for liability under Section 5.4.2 and 9.1. Nothing contained in this Section 8.2 shall relieve any party hereto from liability for any breach of this Agreement.

8.3     AMENDMENT.  EXTENSION AND WAIVER. Subject to applicable law, at any
        --------------------------------
time prior to the consummation of the transactions contemplated herein, Sellers, the Company and Buyer may, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the other, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the covenants, agreements or conditions contained in Articles 5 and 6 hereof. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

8.4     RESCISSION.  Sellers  and/or  Buyers,  shall  have  the  right  to
        ----------
terminate this Agreement and rescind the transactions contemplated hereby in the event that: (i) any of the representations or warranties of Buyer or Sellers respectively is false or misleading in any material respect;


                                   ARTICLE IX

                                  MISCELLANEOUS

9.1     EXPENSES.  All  costs and expenses incurred in connection with this
        --------
Agreement and the transactions contemplated hereby (including legal, accounting, printing and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses. Buyer's costs and expenses shall be paid prior to the Closing Date.

9.2     SURVIVALThe  respective  representations  and  warranties  of  the
        --------
Company and Seller shall not survive the Closing Date. The representations and warranties of the Buyer shall survive the Closing Date for a period of two years.

9.3     NOTICES.  All notices or other communications hereunder shall be in
        -------
writing and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by cable, telegram or telex addressed as follows:
(a)          If  to  Sellers, to their respective addresses set forth on Exhibit

"A"  hereto.
     Copy  to:      Edward  C.  Kramer,  Esq.
                    Law  Offices  of  Edward  C.  Kramer,  P.C.
                    708  Third  Avenue
                    New  York,  New  York  10017

(b)          If  to Buyer,  to:TRIPLE  S.  PARTS,  INC.
                    1004  Depot  Hill  Rd.  Suite  1E
                    Broomfield,  Colorado  80020
                    Copy  to:     Steven  Pollack,  Esquire
                    7410  Oleson  Road  -  Suite  #325
                    Portland,  OR  97223

or such other address as shall be furnished in writing by a party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

9.4     PARTIES  IN  INTEREST;  ASSIGNMENT. This Agreement shall be binding
        ----------------------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

9.5     COMPLETE  AGREEMENT.  This  Agreement,  including the documents and
        -------------------
other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties other than as expressly set forth herein. This Agreement supersedes prior agreements and understandings between the parties, both written and oral, with respect to its subject matter.



9.6     NEUTRAL  CONSTRUCTION.  The  parties have negotiated this Agreement
        ---------------------
and all of the terms and conditions contained in this Agreement in good faith and at arms' length, and each party has been represented by counsel during such negotiations. No term, condition, or provision contained in this Agreement shall be construed against any party or in favor of any party (i) because such party or such party's counsel drafted, revised, commented upon, or did not comment upon, such term, condition, or provision; or (ii) because of any presumption as to any inequality of bargaining power between nor among the parties. Furthermore, all terms, conditions, and provisions contained in this Agreement shall be construed and interpreted in a manner which is consistent with all other terms, conditions, and provisions contained in this Agreement.

9.7     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or more
        ------------
counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

9.8     GOVERNING  LAW. This Agreement shall be governed by the laws of the
        --------------
State  of New York, without giving effect to the principles of conflicts of laws
          --------
thereof.

9.9     ARBITRATION.  All  claims,  demands,  disputes,  controversies,
        -----------
differences, or misunderstandings between the parties arising out of, or by virtue of, this Agreement shall be submitted to and determined by arbitration in accordance with this Section. In the event of such a claim, demand, dispute, controversy, difference, or misunderstanding, Buyer on the one hand, and the Company and the Sellers, on the other hand, shall each select one arbitrator and shall together select a third arbitrator who is neutral unbiased, and who shall serve as the chairman of the panel. If the parties are unable to agree upon the third arbitrator, or if one of the parties is unable to or fails to select an arbitrator in accordance with this Section, the American Arbitration Association ("AAA') shall be designated by either party to appoint such arbitrator(s) to arbitrate the matter in accordance with this Section. The matter shall be arbitrated under the rules of the AAA applicable to commercial arbitrations then obtaining, such arbitration to be held in New York City, New York. At any time before a decision of the arbitration panel has been rendered, the parties may resolve the dispute by settlement. The decision of a majority of arbitrator(s) shall be the award of the panel of arbitrators and shall be made in writing setting forth the award and the award shall be binding and conclusive on all parties; shall not be appealable and shall include a finding for payment of the costs of such arbitration. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award. This agreement to arbitrate is specifically enforceable by the parties to this Agreement.
The prevailing party in such Arbitration shall be entitled to all costs and a reasonable attorney fees.

9.10     HEADINGS.  The  Article  and  Schedule  headings contained in this
         --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, individual Sellers have executed, and the Company and Buyer have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

     Company:                              Buyer:


     CHARLES  BOOTH  PROFESSIONAL          TRIPLE  S  PARTS,  INC.
     HAIR  CARE  ,  INC.

     By:_________________________           _____________________________
     Name                                   Name:
     Title:                                 Title

EXHIBIT"  A"
-----------
                                NUMBER  OF              NUMBER  OF  BUYER
SELLER  NAME  AND  ADDRESS   COMPANY-OWNED SHARES    SHARES  TO  BE  RECEIVED
                               -------------         ------------------------

Charles  Booth
--------------
David  Kohn
-----------
Ted  Kramer

                               COMPANY  SCHEDULES

------

Schedule
3.9                NO  ADVERSE  CHANGE     NONE
-----------------------------------------     ----
Schedule  3.10     LIABILITIES     NONE
--------------     -----------     ----
Schedule  3.11     TAXES     NONE
--------------     -----     ----
Schedule
3.16               LITIGATION     NONE
------------------------------     ----
Schedule  3.17     COMPENSATION  AND  LOANS     NONE
--------------     ------------------------     ----
Schedule  3.18     ADDITIONAL  ISSUANCES  OF  EQUITY     NONE
--------------     ---------------------------------     ----
Schedule  3.19     BROKER'S  FEES     NONE
--------------     --------------     ----
Schedule  3.21     COMPANY  INTELLECTUAL  PROPERTY
--------------     -------------------------------
Schedule  3.23     AFFILIATED  TRANSACTIONS     SEE  BELOW
--------------     ------------------------     ----------
Schedule  3.25     EMPLOYEE  BENEFIT  PLANS     NONE
--------------     ------------------------     ----

------
     COMPANY  SCHEDULES
     ------------------
Schedule  3.9      NO  ADVERSE  CHANGE     NONE
-------------      -------------------     ----
Schedule  3.10     LIABILITIES     NONE
--------------     -----------     ----
Schedule  3.11     TAXES     NONE
--------------     -----     ----
Schedule  3.16     LITIGATION     NONE
--------------     ----------     ----
Schedule  3.17     COMPENSATION  AND  LOANS     NONE
--------------     ------------------------     ----
Schedule  3.18     ADDITIONAL  ISSUANCES  OF  EQUITY     NONE
--------------     ---------------------------------     ----
Schedule  3.19     BROKER'S  FEES     NONE
--------------     --------------     ----
Schedule  3.21     COMPANY  INTELLECTUAL  PROPERTY     NONE
--------------     -------------------------------     ----
Schedule  3.23     AFFILIATED  TRANSACTIONS     SEE  BELOW
--------------     ------------------------     ----------
Schedule  3.25     EMPLOYEE  BENEFIT  PLANS     NONE
--------------     ------------------------     ----

         Schedules Pursuant to Contract for Sale and Purchase of Shares
                   Charles Booth, lnc. / Triple S. Parts, Inc.

Schedule  4.12  Title;  Property;  Real  Property:       NONE
Schedule  4.13  Contracts  and  Commitments:             NONE
Schedule  4.14  Litigation:                              NONE
Schedule  4.15  Compensation  and  Loans:     NONE- Note payable listed on prior
10QSB  now  paid.  Note  marked  paid  has  been  delivered.

Schedule  4.16  Additional  lssuances  of  Equity:     NONE

Schedule  4.21  Sanctions:     NONE  as  to  all subsections
under     4.21,  including  4.21.1  through  4.2  1.6